UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02851
Van Kampen High Yield Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Jerry W. Miller
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 8/31/08

Item 1. Reports to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen High Yield Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Lehman Brothers U.S. Corporate High Yield—2% Issuer Cap Index and the Lipper High Current Yield Bond Funds Index from 8/31/98 through 8/31/08. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 10/2/78		since 7/2/92		since 7/6/93		since 3/23/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges

Since Inception	6.95%	6.78%	4.81%	4.81%	3.66%	3.66%	3.23%

10-year	2.60	2.10	2.00	2.00	1.81	1.81	—

5-year	5.61	4.59	4.79	4.56	4.84	4.84	—

1-year	–2.01	–6.69	–2.74	–6.38	–2.77	–3.68	–1.76

30-Day SEC Yield	8.84%		8.45%		8.62%		9.56%

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. As a result of recent market activity, current performance may vary from the figures shown. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and ten year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brothers U.S. Corporate High Yield-2% Issuer Cap Index is a broad-based index that reflects the general performance of the U.S. dollar denominated, fixed-rate, non-investment grade, taxable corporate bond market. Issuers are capped at 2% of the index. Lipper High Current Yield Current Bonds Fund Index is an index of funds with similar investment objectives as this fund. Indexes do not include any expenses, fees or sales charges, which would lower performance. Indexes are unmanaged and should not be considered an investment.

Fund Report
For the 12-month period ended August 31, 2008

Market Conditions

Market conditions were challenging for the high-yield market throughout most of the 12-month reporting period as the credit crisis and concerns about the economy kept volatility high and led investors to favor less risky assets. Although the pace of economic growth rose to 3.3 percent in the second quarter of 2008, after measuring just 0.9 percent in the first quarter of 2008 and -0.2 percent in the last quarter of 2007, the overall economic picture remained weak. Jobs figures weakened and the housing market remained in the doldrums. Accelerating food and energy prices have taken a toll on consumers as well, causing confidence to dwindle and prompting concerns about inflation. These factors, coupled with ongoing writedowns by several financial institutions and restricted credit and liquidity, weighed heavily on investor sentiment.

The Federal Reserve (the “Fed”) took several steps to help ease the pressure on the market, including a long series of reductions in the target federal funds rate, the last of which took place in April when the rate was cut to 2.0 percent. Although the slowing economy was still a concern, rising inflationary pressures prompted the Fed to maintain interest rates thereafter. The Fed’s intervention briefly calmed the markets and resulted in an upsurge in high yield performance in April and May, but following the announcement of additional financial sector writedowns in June and growing recession fears, the market retreated again as high yield spreads moved wider. At the end of August, high yield spreads stood at 829 basis points over Treasuries, significantly wider than historical long-term averages. As a result, high yield bonds underperformed Treasury securities, though they still outpaced equities for the reporting year. As would be expected in this environment, higher-quality high yield bonds outperformed lower-quality issues. With regard to sectors, the wireless communications, healthcare and environmental sectors were the top performers in the high yield market, while finance companies, gaming and automotive turned in the worst performance. New issue volume slowed considerably, measuring approximately $50 billion in the first eight months of 2008—only 40 percent of the volume for the same period last year.

The financial crisis that has roiled capital markets since 2007 only intensified from September onward. Overnight lending rates rose to extreme levels and inter-bank lending effectively came to a halt as banks refused to lend, raising borrowing costs and hampering economic activity around the world. Banks and other large financial institutions worldwide faced collapse and, in some cases, outright nationalization as governments moved to attempt to shore up the financial system and to protect depositors. Indeed, recent weeks have seen announcements of an array of government actions around the world to support the orderly functioning of credit activity. Volatility in the capital markets has remained elevated, with the CBOE VIX index of equity volatility reaching record levels while a sustained flight to quality briefly sent short-term Treasury yields to negative rates. Such volatility could well remain a significant feature of the markets until the crisis abates.

Performance Analysis

All share classes of Van Kampen High Yield Fund underperformed the Lehman Brothers U.S. Corporate High Yield—2% Issuer Cap Index and Class A, B, and C shares underperformed and Class I shares outperformed the Lipper High Current Yield Bond Funds Index for the 12 months ended August 31, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2008

Lehman Brothers
				U.S. Corporate	Lipper High
				High Yield—2%	Current Yield
Class A	Class B	Class C	Class I	Issuer Cap Index	Bond Funds Index

–2.01%	–2.74%	–2.77%	–1.76%	–0.66%	–2.00%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund’s holdings in mortgage securities were a significant detractor from performance during the reporting period as the mortgage sector has continued to struggle in the wake of the subprime market meltdown and ongoing slump in residential housing. Mortgage securities are not included in the Lehman Brothers U.S. Corporate High Yield—2% Issuer Cap Index (“the Index”). As a result, the Fund’s exposure to the sector and its decline was the primary reason for the Fund’s relative underperformance for the period.

The Fund’s defensive credit quality positioning, however, partially offset the negative impact of its mortgage holdings. We maintained a higher overall credit quality within the portfolio than that of the Index for most of the reporting period. This positioning was beneficial as the uncertain environment led to a flight to quality that helped higher-rated securities outpace those with lower credit ratings. As high yield spreads moved to levels much wider than long-term averages late in the period, we began to increase the Fund’s credit exposure to a more neutral position. An emphasis on health care bonds was also additive to returns as the sector was the second best performer for the period. Additionally, an overweight allocation to utilities and energy also benefited returns, as did an underweight exposure to companies within the homebuilding sector.

As of the end of the reporting period, the Fund’s major sector overweights relative to the Lehman Brothers U.S. Corporate High Yield—2% Issuer Cap Index were in the healthcare, chemicals, and energy sectors. The Fund’s major sector underweights relative to the Index were in building products/home builders, manufacturing, and aerospace/defense.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Ratings Allocation as of 8/31/08

AAA/Aaa	0.2%
AA/Aa	0.1
A/A	0.7
BBB/Baa	10.6
BB/Ba	30.7
B/B	50.0
CCC/Caa	6.5
CC/Ca	0.1
Non-Rated	1.1

Summary of Investments by Industry Classification as of 8/31/08

Health Care	11.4%
Energy	9.2
Utility	9.1
Transportation	6.8
Telecommunications	6.7
Gaming & Leisure	6.7
Chemicals	5.1
Forest Products	4.6
Cable	4.4
Information Technology	4.1
Financial	3.8
Diversified Media	3.7
Food & Tobacco	2.8
Manufacturing	2.7
Wireless Communications	2.5
Metals	2.4
Retail	2.1
Housing	1.8
Food & Drug	1.8
Consumer Products	1.3
Services	0.9
Sovereigns	0.5
Broadcasting	0.5
Collateralized Mortgage Obligation	0.3

Total Long-Term Investments	95.2
Total Short-Term Investments	3.8

Total Investments	99.0
Other Assets in Excess of Liabilities	1.0

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are as a percentage of debt obligations. Industry allocations are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/08 - 8/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/08	8/31/08	3/1/08-8/31/08

Class A
Actual	$1,000.00	$974.59	$4.47
Hypothetical	1,000.00	1,020.61	4.57
(5% annual return before expenses)

Class B
Actual	1,000.00	970.96	8.17
Hypothetical	1,000.00	1,016.84	8.36
(5% annual return before expenses)

Class C
Actual	1,000.00	970.61	8.17
Hypothetical	1,000.00	1,016.84	8.36
(5% annual return before expenses)

Class I
Actual	1,000.00	975.89	3.28
Hypothetical	1,000.00	1,021.82	3.35
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.65%, 1.65% and 0.66% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a proposed reduction in the advisory fee rate effective June 1, 2005 and approving a reverse stock split for the Fund, as discussed by Board of Trustees at its June 2006 meeting. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2008

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 94.4% Broadcasting 0.5%
$2,880	LIN Television Corp.	6.500%	05/15/13	$2,376,000

	Cable 4.4%
6,005	Cablevision Systems Corp., Ser B (a)	7.133	04/01/09	6,065,050
2,544	CCH I, LLC	11.000	10/01/15	1,965,240
1,460	CCH II, LLC (b)	10.250	10/01/13	1,303,050
1,220	CSC Holdings, Inc. (b)	8.500	06/15/15	1,232,200
390	DirecTV Holdings, LLC	6.375	06/15/15	369,525
3,680	DirecTV Holdings, LLC (b)	7.625	05/15/16	3,689,200
3,265	Echostar DBS Corp.	6.375	10/01/11	3,199,700
550	Echostar DBS Corp.	6.625	10/01/14	507,375
655	NTL Cable PLC (United Kingdom)	8.750	04/15/14	628,800
360	NTL Cable PLC (United Kingdom)	9.125	08/15/16	344,700
898	PanAmSat Corp. (g)	9.000	08/15/14	846,452

				20,151,292

	Chemicals 5.1%
4,295	Berry Plastics Holding Corp.	8.875	09/15/14	3,586,325
2,235	Berry Plastics Holding Corp.	10.250	03/01/16	1,575,675
1,715	Innophos Holdings, Inc. (b)	9.500	04/15/12	1,723,575
2,700	Innophos, Inc.	8.875	08/15/14	2,781,000
2,585	Koppers Holdings, Inc. (c)	0.000/9.875	11/15/14	2,313,575
1,730	Koppers, Inc.	9.875	10/15/13	1,825,150
1,795	Nalco Co.	7.750	11/15/11	1,826,412
EUR 1,390	Rockwood Specialties Group, Inc.	7.625	11/15/14	1,927,044
3,185	Terra Capital, Inc.	7.000	02/01/17	3,113,338
2,940	Westlake Chemical Corp.	6.625	01/15/16	2,513,700

				23,185,794

	Consumer Products 1.3%
3,740	Jarden Corp.	7.500	05/01/17	3,347,300
2,460	Oxford Industrials, Inc.	8.875	06/01/11	2,404,650

				5,751,950

	Diversified Media 3.7%
5,612	CanWest Media, Inc. (Canada)	8.000	09/15/12	4,847,234
3,587	Dex Media West/Finance Corp., LLC, Ser B	9.875	08/15/13	2,770,957
9,115	Idearc, Inc.	8.000	11/15/16	4,170,113
1,920	Interpublic Group of Cos., Inc.	6.250	11/15/14	1,646,400
4,020	Valassis Communications, Inc.	8.250	03/01/15	3,366,750

				16,801,454

	Energy 9.2%
4,700	Chaparral Energy, Inc.	8.500	12/01/15	4,112,500
705	Chaparral Energy, Inc.	8.875	02/01/17	615,113
2,325	Chesapeake Energy Corp.	6.375	06/15/15	2,173,875
2,965	Chesapeake Energy Corp.	7.500	09/15/13	3,009,475

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Energy (Continued)
$960	Cimarex Energy Co.	7.125%	05/01/17	$940,800
2,220	Compagnie Generale de Geophysique SA (France)	7.500	05/15/15	2,220,000
625	Gaz Capital SA (Luxembourg) (b)	6.510	03/07/22	531,187
2,800	Helix Energy Solutions Group, Inc. (b)	9.500	01/15/16	2,800,000
6,270	Hilcorp Energy/Finance Corp. (b)	7.750	11/01/15	5,705,700
4,785	Kinder Morgan Finance Co. (Canada)	5.700	01/05/16	4,456,031
5,555	Massey Energy Co.	6.875	12/15/13	5,457,788
690	Newfield Exploration Co.	7.125	05/15/18	653,775
2,635	OPTI Canada, Inc. (Canada)	8.250	12/15/14	2,644,881
3,450	Pacific Energy Partners, LP	7.125	06/15/14	3,461,233
750	Plains Exploration & Production Co.	7.625	06/01/18	710,625
2,820	SandRidge Energy, Inc. (Senior Unsecured Term Loan) (b) (d)	8.625	04/01/15	2,735,400

				42,228,383

	Financial 3.8%
1,815	Alfa MTN Invest Ltd. (Cyprus) (b)	9.250	06/24/13	1,810,463
8,755	Capmark Financial Group, Inc.	5.875	05/10/12	5,654,215
350	Capmark Financial Group, Inc.	6.300	05/10/17	206,796
6,845	GMAC, LLC	6.750	12/01/14	3,720,620
665	Prologis	6.625	05/15/18	613,664
3,565	Realogy Corp.	10.500	04/15/14	2,121,175
870	Residential Capital, LLC	8.125	11/21/08	783,000
166	Residential Capital, LLC (b)	8.500	05/15/10	115,370
2,239	Residential Capital, LLC (b)	9.625	05/15/15	750,065
100	Two-Rock Pass Through Trust (Bermuda) (a) (b)	3.743	02/11/49	2,125
549	UCAR Finance, Inc.	10.250	02/15/12	568,215
2,200	Washington Mutual Preferred Funding (b) (j)	9.750	10/29/49	991,063

				17,336,771

	Food & Drug 1.8%
1,275	Axcan Intermediate Holdings, Inc. (b)	12.750	03/01/16	1,287,750
2,852	Kroger Co. (b)	8.500	07/15/17	3,186,555
2,345	SUPERVALU, Inc.	7.500	05/15/12	2,356,725
1,305	SUPERVALU, Inc.	7.500	11/15/14	1,298,475

				8,129,505

	Food & Tobacco 2.8%
2,320	Constellation Brands, Inc.	7.250	05/15/17	2,285,200
3,000	Michael Foods, Inc.	8.000	11/15/13	2,955,000
5,360	Pilgrim’s Pride Corp.	7.625	05/01/15	4,770,400
2,480	Smithfield Foods, Inc.	7.000	08/01/11	2,368,400
450	Smithfield Foods, Inc., Ser B	7.750	05/15/13	420,750

				12,799,750

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Forest Products 4.6%
$1,065	Crown Americas, LLC	7.625%	11/15/13	$1,088,962
EUR 1,975	Crown European Holdings SA (France)	6.250	09/01/11	2,781,527
3,610	Georgia-Pacific Corp. (b)	7.125	01/15/17	3,366,325
1,345	Graham Packaging Co., Inc.	8.500	10/15/12	1,274,387
3,965	Graham Packaging Co., Inc.	9.875	10/15/14	3,499,113
4,870	Graphic Packaging International, Inc.	9.500	08/15/13	4,602,150
3,325	Owens-Illinois, Inc.	7.500	05/15/10	3,416,438
1,085	P.H. Glatfelter Co.	7.125	05/01/16	1,071,437

				21,100,339

	Gaming & Leisure 6.7%
9,030	Harrah’s Operating Co., Inc.	5.375	12/15/13	4,131,225
4,220	Host Marriott, LP	6.375	03/15/15	3,692,500
2,685	Host Marriott, LP, Ser J	7.125	11/01/13	2,544,037
8,640	Isle of Capri Casinos, Inc.	7.000	03/01/14	6,220,800
6,275	Las Vegas Sands Corp.	6.375	02/15/15	5,051,375
5,705	MGM Mirage, Inc.	6.000	10/01/09	5,619,425
2,535	Station Casinos, Inc.	6.000	04/01/12	1,780,838
3,795	Station Casinos, Inc.	6.875	03/01/16	1,669,800

				30,710,000

	Health Care 11.4%
1,790	Biomet, Inc. (d)	10.375	10/15/17	1,888,450
2,615	Community Health Systems, Inc.	8.875	07/15/15	2,654,225
3,745	DaVita, Inc.	6.625	03/15/13	3,670,100
2,550	Fisher Scientific International, Inc.	6.125	07/01/15	2,546,300
9,830	Fresenius Medical Care Capital Trust IV	7.875	06/15/11	10,124,900
2,545	HCA, Inc.	5.750	03/15/14	2,121,894
3,130	HCA, Inc.	6.250	02/15/13	2,723,100
4,795	HCA, Inc.	6.500	02/15/16	4,015,812
358	HCA, Inc.	8.750	09/01/10	363,370
545	HCA, Inc.	9.125	11/15/14	561,350
680	Invacare Corp.	9.750	02/15/15	691,900
1,730	Medco Health Solutions, Inc.	7.125	03/15/18	1,786,656
2,655	National Mentor Holdings, Inc.	11.250	07/01/14	2,688,187
3,885	Omnicare, Inc.	6.750	12/15/13	3,661,612
750	Omnicare, Inc.	6.875	12/15/15	708,750
2,215	Sun Healthcare Group, Inc.	9.125	04/15/15	2,226,075
5,500	Tenet Healthcare Corp.	7.375	02/01/13	5,190,625
1,710	Tenet Healthcare Corp.	9.875	07/01/14	1,731,375
2,699	Warner Chilcott Corp.	8.750	02/01/15	2,759,728

				52,114,409

	Housing 1.8%
1,435	Interface, Inc.	10.375	02/01/10	1,513,925
3,365	Interface, Inc., Ser B	9.500	02/01/14	3,550,075

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Housing (Continued)
$5,130	Nortek, Inc.	8.500%	09/01/14	$3,154,950
445	Pulte Homes, Inc.	6.375	05/15/33	342,650

				8,561,600

	Information Technology 4.1%
1,505	First Data Corp. (b)	9.875	09/24/15	1,299,944
4,880	Freescale Semiconductor, Inc.	8.875	12/15/14	3,977,200
525	Iron Mountain, Inc.	6.625	01/01/16	497,437
2,050	Iron Mountain, Inc.	7.750	01/15/15	2,060,250
1,270	Iron Mountain, Inc.	8.625	04/01/13	1,282,700
2,670	KLA Instruments Corp.	6.900	05/01/18	2,630,043
310	Lender Processing Services, Inc. (b)	8.125	07/01/16	316,588
1,515	NXP BV / NXP Funding, LLC (Netherlands)	7.875	10/15/14	1,249,875
3,540	Sungard Data Systems, Inc.	9.125	08/15/13	3,610,800
2,275	Vangent, Inc.	9.625	02/15/15	1,945,125

				18,869,962

	Manufacturing 2.7%
1,295	Baldor Electric Co.	8.625	02/15/17	1,317,662
EUR 1,959	JohnsonDiversey, Inc.	9.625	05/15/12	2,787,733
3,463	JohnsonDiversey, Inc., Ser B	9.625	05/15/12	3,540,918
3,235	Propex Fabrics, Inc. (e) (f)	10.000	12/01/12	48,525
4,660	RBS Global, Inc. & Rexnord Corp.	9.500	08/01/14	4,566,800

				12,261,638

	Metals 2.4%
1,650	Evraz Group SA (Luxembourg) (b)	9.500	04/24/18	1,588,125
1,340	Foundation PA Coal Co.	7.250	08/01/14	1,350,050
2,640	Freeport McMoRan Cooper & Gold, Inc.	8.375	04/01/17	2,802,701
5,690	Novelis, Inc. (Canada)	7.250	02/15/15	5,305,925

				11,046,801

	Retail 2.1%
3,350	Brown Shoe Co., Inc.	8.750	05/01/12	3,333,250
4,020	Phillips-Van Heusen Corp.	7.250	02/15/11	4,040,100
3,730	Rite Aid Corp.	8.625	03/01/15	2,424,500

				9,797,850

	Services 0.9%
1,750	Aramark Services, Inc.	5.000	06/01/12	1,575,000
250	Aramark Services, Inc. (a)	6.300	02/01/15	233,750
790	Aramark Services, Inc.	8.500	02/01/15	799,875
1,570	Expedia, Inc. (b)	8.500	07/01/16	1,534,675

				4,143,300

	Telecommunications 6.7%
1,535	Citizens Communications Co.	6.250	01/15/13	1,473,600
2,640	Citizens Communications Co.	7.125	03/15/19	2,296,800
6,030	Exodus Communications, Inc. (e) (f) (g)	11.250	07/01/08	0

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Telecommunications (Continued)
EUR 4,000	Exodus Communications, Inc. (e) (f) (g)	11.375%	07/15/08	$0
$770	Exodus Communications, Inc. (e) (f) (g)	11.625	07/15/10	0
8,250	GST Network Funding, Inc. (e) (f) (g)	10.500	05/01/08	825
3,740	Intelsat Corp. (b)	9.250	06/15/16	3,721,300
1,320	Nordic Telephone Co., Holdings (Denmark) (b)	8.875	05/01/16	1,277,100
2,210	Nortel Networks Ltd. (Canada) (b)	10.750	07/15/16	2,055,300
4,000	Park N View, Inc., Ser B (e) (f) (g)	13.000	05/15/08	0
2,179	Qwest Communications International, Inc. (a)	6.304	02/15/09	2,184,447
990	Qwest Corp.	5.625	11/15/08	992,475
4,605	Sprint Capital Corp.	6.900	05/01/19	4,278,948
4,325	Sprint Nextel Corp.	6.000	12/01/16	3,952,786
EUR 1,100	TDC A/S (Denmark)	6.500	04/19/12	1,557,274
3,340	Wind Acquisition Finance SA (Luxembourg) (b)	10.750	12/01/15	3,440,200
1,410	Windstream Corp.	8.125	08/01/13	1,402,950
2,505	XM Satellite Radio Holdings, Inc. (b)	13.000	08/01/13	2,216,925

				30,850,930

	Transportation 6.8%
2,585	ArvinMeritor, Inc.	8.750	03/01/12	2,345,887
6,870	CHC Helicopter Corp. (Canada)	7.375	05/01/14	7,179,150
8,460	Ford Motor Credit Co.	7.000	10/01/13	6,135,370
7,670	Ford Motor Credit Co.	7.250	10/25/11	5,879,354
7,420	General Motors Acceptance Corp.	6.875	09/15/11	4,607,174
2,720	General Motors Corp.	8.375	07/15/33	1,360,000
2,955	Penske Automotive Group, Inc.	7.750	12/15/16	2,412,019
1,790	Sonic Automotive, Inc., Ser B	8.625	08/15/13	1,387,250

				31,306,204

	Utility 9.1%
925	AES Corp.	7.750	03/01/14	925,000
5,000	AES Corp. (b)	8.000	06/01/20	4,812,500
3,150	Dynegy Holdings, Inc.	7.750	06/01/19	2,921,625
1,420	Equitable Resources, Inc.	6.500	04/01/18	1,441,218
3,380	Intergen NV (Netherlands) (b)	9.000	06/30/17	3,464,500
1,355	IPALCO Enterprises, Inc.	8.625	11/14/11	1,415,975
2,675	Israel Electric Corp. Ltd. (Israel) (b)	7.250	01/15/19	2,705,907
3,000	NRG Energy, Inc.	7.375	01/15/17	2,940,000
5,000	Ormat Funding Corp.	8.250	12/30/20	4,837,559
2,945	Reliant Energy, Inc.	7.875	06/15/17	2,856,650
190	Sierra Pacific Power Co., Ser H	6.250	04/15/12	196,350
7,650	Texas Competitive Electric Holdings Co., LLC (b)	10.250	11/01/15	7,669,125
5,245	Williams Cos., Inc.	7.875	09/01/21	5,518,553

				41,704,962

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wireless Communications 2.5%
$3,090	American Tower Corp.	7.125%	10/15/12	$3,167,250
3,085	American Tower Corp.	7.500	05/01/12	3,162,125
1,960	Nextel Communications, Inc., Ser E	6.875	10/31/13	1,613,180
1,685	Sirius XM Radio, Inc.	9.625	08/01/13	1,326,938
2,185	VIP Finance Ireland Ltd., Class B (Ireland) (b)	9.125	04/30/18	2,069,223

				11,338,716

	Total Corporate Bonds 94.4%			432,567,610

	Foreign Government Obligations 0.5%
MXN 24,425	Mexican Fixed Rate Bond (Mexico)	9.500	12/18/14	2,500,043

	Collateralized Mortgage Obligations 0.3%
1,559	American Home Mortgage Assets (a) (g)	2.772	06/25/47	349,353
1,478	American Home Mortgage Assets (a) (g)	2.782	10/25/46	288,564
1,657	Countrywide Alternative Loan Trust (a) (g)	2.751	03/20/47	368,570
1,668	Countrywide Alternative Loan Trust (a) (g)	2.992	10/25/46	24,952
1,118	Countrywide Alternative Loan Trust (a) (g)	3.071	11/20/35	34,338
1,300	Countrywide Alternative Loan Trust (a) (g)	3.292	01/25/36	32,096
1,000	Greenpoint Mortgage Funding Trust (a) (g)	2.882	09/25/46	26,417
1,375	Harborview Mortgage Loan Trust (a) (g)	3.021	08/21/36	20,771
1,772	Harborview Mortgage Loan Trust (a) (g)	3.166	01/19/36	56,089
919	Residential Accredit Loans, Inc. (a) (g)	3.222	01/25/46	29,621
1,075	Structured Asset Mortgage Investments, Inc. (a) (g)	2.842	08/25/36	30,550

	Total Collateralized Mortgage Obligations 0.3%			1,261,321

Description
Convertible Preferred Stocks 0.0%
Federal National Mortgage Association (13,275 Preferred Shares)				227,666

Equities 0.0%
DecisionOne Corp. (19,895 Common Shares) (g) (h)				0
HF Holdings, Inc. (36,820 Common Stock Warrants, expiring 09/27/09) (g) (h)				0
Hosiery Corp. of America, Inc., Class A (1,000 Common Shares) (g) (h)				0

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2008  continued

Description	Value

Equities (Continued)
Jazztel PLC (5,000 Common Stock Warrants, expiring 07/15/10) (United Kingdom) (b) (g) (h)	$0
OpTel, Inc. (3,275 Common Shares) (b) (g) (h)	0
Park N View, Inc. (4,000 Common Stock Warrants, expiring 05/15/18) (b) (h)	0
Reunion Industries, Inc. (107,947 Common Stock Warrants, expiring 12/02/08) (g) (h)	0
Ventelo, Inc. (73,021 Common Shares) (United Kingdom) (b) (g) (h)	0
Viatel Holding Bermuda Ltd. (26 Common Shares) (Bermuda) (h)	520
VS Holdings, Inc. (946,962 Common Shares) (g) (h)	0
XO Holdings, Inc. (3,469 Common Shares) (h)	2,498
XO Holdings, Inc., Ser A (6,941 Common Stock Warrants, expiring 01/16/10) (h)	208
XO Holdings, Inc., Ser B (5,205 Common Stock Warrants, expiring 01/16/10) (h)	169
XO Holdings, Inc., Ser C (5,205 Common Stock Warrants, expiring 01/16/10) (h)	104

Total Equities 0.0%	3,499

Total Long-Term Investments 95.2% (Cost $531,329,178)	436,560,139

Short-Term Investments 3.8% Repurchase Agreements 2.2%
Banc of America Securities ($3,115,377 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.08%, dated 08/29/08, to be sold on 09/02/08 at $3,116,097)	3,115,377
Citigroup Global Markets, Inc. ($3,115,377 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.10%, dated 08/29/08, to be sold on 09/02/08 at $3,116,104)	3,115,377
JPMorgan Chase & Co. ($934,613 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.11%, dated 08/29/08, to be sold on 09/02/08 at $934,832)	934,613
State Street Bank & Trust Co. ($2,904,633 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.75%, dated 08/29/08, to be sold on 09/02/08 at $2,905,198)	2,904,633

Total Repurchase Agreements 2.2%	10,070,000

United States Government Agency Obligations 1.6%
United States Treasury Bill ($7,240,000 par, yielding 1.584%, 10/09/08 maturity) (i)	7,228,069

Total Short-Term Investments 3.8% (Cost $17,298,069)	17,298,069

Total Investments 99.0% (Cost $548,627,247)	453,858,208

Other Assets in Excess of Liabilities 1.0%	4,399,068

Net Assets 100.0%	$458,257,276

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2008  continued

Percentages are calculated as a percentage of net assets.

(a)	Floating Rate Coupon

(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.

(d)	Payment-in-kind security

(e)	Non-income producing as security is in default.

(f)	This borrower has filed for protection in federal bankruptcy court.

(g)	Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(h)	Non-income producing security as this stock currently does not declare income dividends.

(i)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

(j)	On September 26, 2008, Washington Mutual, Inc. filed for bankruptcy. Prior to this announcement, the Fund had liquidated its position of this security.

Currency Abbreviations:
EUR—Euro
MXN—Mexican Peso

Forward foreign currency contracts outstanding as of August 31, 2008:

			Unrealized
			Appreciation/
	In Exchange for	Current Value	Depreciation

Short Contracts:
Euro Currency 6,430,000 expiring 10/31/08	US $	$9,399,570	$580,498

Futures contracts outstanding as of August 31, 2008:

		Unrealized
		Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Notes 2-Year Futures, December 2008 (Current Notional Value of $212,281 per contract)	180	$7,734
U.S. Treasury Notes 5-Year Futures, September 2008 (Current Notional Value of $112,453 per contract)	4	2,897
U.S. Treasury Notes 5-Year Futures, December 2008 (Current Notional Value of $111,938 per contract)	12	(566)

Total Long Contracts:	196	$10,065

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2008  continued

		Unrealized
		Appreciation/
	Contracts	Depreciation

Short Contracts:
10-Year Swap Future, December 2008 (Current Notional Value of $111,406 per contract)	80	$6,082
U.S. Treasury Bond Futures, December 2008 (Current Notional Value of $117,313 per contract)	102	14,271
U.S. Treasury Notes 10-Year Futures, December 2008 (Current Notional Value of $115,500 per contract)	820	(323,224)

Total Short Contracts:	1,002	(302,871)

Total Futures Contracts	1,198	$(292,806)

Swap agreements outstanding as of August 31, 2008:
Credit Default Swaps

			Pay/
			Receive		Notional
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value

Bank of America, N.A.	Carnival Corp.	Buy	1.570%	03/20/18	$2,820	$0	$(34,322)
Bank of America, N.A.	Goodrich Corp.	Buy	0.700	03/20/13	2,005	0	(13,456)
Bank of America, N.A.	Goodrich Corp.	Buy	0.820	03/20/18	1,370	0	(17,605)
Bank of America, N.A.	Pactiv Corp.	Buy	1.375	03/20/13	2,675	0	(30,778)
Bank of America, N.A.	Textron Financial Corp.	Buy	0.800	03/20/18	2,295	0	113,848
Bank of America, N.A.	Toll Brothers, Inc.	Buy	2.900	03/20/13	2,455	0	(30,443)
Citibank, N.A., New York	Eaton Corp.	Buy	0.820	03/20/18	3,745	0	20,880
Credit Suisse International	Arrow Electronics, Inc.	Buy	1.000	03/20/15	3,080	0	(55,706)
Credit Suisse International	Arrow Electronics, Inc.	Buy	1.110	03/20/13	3,835	0	(80,189)
Credit Suisse International	Pactiv Corp.	Buy	1.350	03/20/13	4,175	0	(43,546)
Deutsche Bank AG New York	Washington Mutual, Inc.	Buy	5.000	06/20/13	2,490	0	609,067
Goldman Sachs International	Avalonbay Communities, Inc.	Buy	2.200	06/20/13	4,320	0	(29,743)
Goldman Sachs International	Coca-Cola Enterprises, Inc.	Buy	0.588	03/20/13	4,920	0	(34,758)
Goldman Sachs International	Eaton Corp.	Buy	0.970	03/20/18	1,650	0	(9,909)
Goldman Sachs International	Goodrich Corp.	Buy	0.470	03/20/18	1,370	0	19,944

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2008  continued

			Pay/
			Receive		Notional
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value

Goldman Sachs International	Prologis	Buy	2.970%	06/20/13	$1,360	$0	$1,389
Goldman Sachs International	Sealed Air Corp.	Buy	1.080	03/20/18	1,710	0	94,018
Goldman Sachs International	Sealed Air Corp.	Buy	1.240	03/20/18	835	0	36,287
Goldman Sachs International	Textron Financial Corp.	Buy	1.050	03/20/13	1,520	0	26,312
Goldman Sachs International	Trane, Inc.	Buy	0.500	03/20/13	870	0	(2,179)
Goldman Sachs International	Trane, Inc.	Buy	0.600	03/20/18	330	0	(701)
JP Morgan Chase Bank, N.A.	Merrill Lynch & Co., Inc.	Buy	2.300	03/20/13	2,450	0	76,698
JP Morgan Chase Bank, N.A.	Nordstrom, Inc.	Buy	1.070	03/20/18	985	0	32,764
JP Morgan Chase Bank, N.A.	Nordstrom, Inc.	Buy	1.150	03/20/18	1,535	0	42,003
JP Morgan Chase Bank, N.A.	The Interpublic Group of Companies, Inc.	Buy	3.600	09/20/13	1,660	0	49,250
JP Morgan Chase Bank, N.A.	The Pepsi Bottling Group, Inc.	Buy	0.580	03/20/13	1,250	0	(5,084)
JP Morgan Chase Bank, N.A.	The Pepsi Bottling Group, Inc.	Buy	0.630	03/20/13	1,660	0	(10,385)
Lehman Brothers Special Financing, Inc.*	Arrow Electronics, Inc.	Buy	1.040	03/20/18	500	0	(11,701)
Lehman Brothers Special Financing, Inc.*	Arrow Electronics, Inc.	Buy	1.400	03/20/13	1,785	0	(59,918)
Lehman Brothers Special Financing, Inc.*	Coca-Cola Enterprises, Inc.	Buy	0.640	03/20/13	4,310	0	(40,388)
Lehman Brothers Special Financing, Inc.*	Goodrich Corp.	Buy	0.460	03/20/18	1,145	0	17,565
Merrill Lynch International	Carnival Corp.	Buy	1.600	03/20/18	1,535	0	(22,732)
Merrill Lynch International	Eaton Corp.	Buy	0.920	03/20/18	1,640	0	(3,518)
Merrill Lynch International	The Walt Disney Company	Buy	0.770	03/20/13	7,050	0	(122,808)
UBS AG	Martin Marietta Materials, Inc.	Buy	1.730	03/20/18	765	0	26,374
UBS AG	Martin Marietta Materials, Inc.	Buy	1.780	03/20/13	1,125	0	16,005

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2008  continued

			Pay/
			Receive		Notional
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value

UBS AG	Textron Financial Corp.	Buy	1.010%	03/20/13	$700	$0	$13,789
UBS AG	Toll Brothers, Inc.	Buy	2.900	03/20/13	3,790	0	(46,997)
UBS AG	Trane, Inc.	Buy	0.500	03/20/13	2,695	0	(6,749)
UBS AG	Trane, Inc.	Buy	0.600	03/20/18	2,830	0	(6,014)

							476,564

Goldman Sachs International	CDX.NA.HY.10	Sell	5.000	06/20/13	13,020	(781,200)	(823,535)
Goldman Sachs International	CDX.NA.IG.HVOL .9	Sell	1.400	12/20/12	2,860	(247,427)	(247,841)
Goldman Sachs International	Qwest Capital Funding, Inc.	Sell	3.250	12/20/12	840	0	(68,293)
JP Morgan Chase Bank, N.A.	SLM Corp.	Sell	4.950	03/20/13	1,380	0	(10,338)
Lehman Brothers Special Financing, Inc.*	CDX.NA.HY.10	Sell	5.000	06/20/13	9,190	(603,093)	(581,282)
Lehman Brothers Special Financing, Inc.*	CDX.NA.HY.9	Sell	3.750	12/20/12	16,731	(1,077,058)	(1,606,057)
Merrill Lynch International	CDX.NA.IG.HVOL .9	Sell	1.400	12/20/12	2,845	(300,501)	(246,541)
Merrill Lynch International	SLM Corp.	Sell	5.000	03/20/13	1,380	0	(7,831)
UBS AG	CDX.NA.HY.10	Sell	5.000	06/20/13	8,000	(260,000)	(506,013)

							(4,097,731)

Total Credit Default Swaps						$(3,269,279)	$(3,621,167)

Interest Rate Swaps

		Pay/
	Floating	Receive			Notional
	Rate	Floating	Fixed	Expiration	Amount
Counterparty	Index	Rate	Rate	Date	(000)	Value

Bank of America, N.A.	USD-LIBOR BBA	Pay	4.983%	04/15/18	$8,805	$(19,019)
Bank of America, N.A.	USD-LIBOR BBA	Pay	5.070	04/14/18	9,360	9,641
Bank of America, N.A.	USD-LIBOR BBA	Pay	5.550	02/22/18	7,921	152,558
Bank of America, N.A.	USD-LIBOR BBA	Pay	5.558	07/24/23	45,593	385,261
Bank of America, N.A.	USD-LIBOR BBA	Pay	5.638	03/07/18	32,900	732,354
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Pay	4.958	07/24/18	24,693	366,606
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Pay	5.239	07/09/23	7,230	74,778
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Pay	5.240	07/10/23	6,570	68,337

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2008  continued

		Pay/
	Floating	Receive			Notional
	Rate	Floating	Fixed	Expiration	Amount
Counterparty	Index	Rate	Rate	Date	(000)	Value

Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Pay	5.268%	07/02/23	$48,090	$555,937
Deutsche Bank AG New York	USD-LIBOR BBA	Pay	5.031	10/25/17	82,200	4,915,874
Merrill Lynch Capital Services, Inc.	USD-LIBOR BBA	Pay	5.000	04/15/18	11,745	(17,852)

						7,224,475

Bank of America, N.A.	USD-LIBOR BBA	Receive	5.380	07/24/18	35,461	(395,745)
Bank of America, N.A.	USD-LIBOR BBA	Receive	5.380	04/15/23	10,250	(36,593)
Bank of America, N.A.	USD-LIBOR BBA	Receive	5.470	04/14/23	12,000	(73,320)
Bank of America, N.A.	USD-LIBOR BBA	Receive	5.958	02/22/23	10,827	(216,865)
Bank of America, N.A.	USD-LIBOR BBA	Receive	6.040	03/07/23	42,295	(942,755)
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Receive	4.860	07/10/18	5,235	(52,301)
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Receive	4.861	07/09/18	5,765	(58,019)
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Receive	4.934	07/01/18	38,385	(533,845)
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Receive	5.188	07/24/23	30,945	(254,228)
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	2.810	08/20/17	37,000	2,802,081
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	2.811	08/24/17	13,500	951,964
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	3.966	03/25/18	6,800	181,765
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	3.966	03/25/18	10,200	272,647
Merrill Lynch Capital Services, Inc.	USD-LIBOR BBA	Receive	5.395	04/15/23	14,400	(57,456)

						1,587,330

Total Interest Rate Swaps						$8,811,805

Total Credit Default and Interest Rate Swaps						$5,190,638

Swap Collateral Received From Counterparty

Deutsche Bank AG	(5,070,000)
JP Morgan Chase Bank, N.A.	(4,340,000)

Total Swap Collateral Received	$(9,410,000)

Total Swap Agreements	$(4,219,362)

*	On September 15, 2008, Lehman Brothers Holdings, Inc. filed for bankruptcy. Subsequently, the Fund has effectively closed these transactions and has recorded a net payable to Lehman Brothers Holdings, Inc. regarding these contracts in the amount of $2,989,933.

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2008

Assets:
Total Investments (Cost $548,627,247)	$453,858,208
Cash	577
Receivables:
Interest	10,451,656
Investments Sold	4,595,000
Fund Shares Sold	659,135
Variation Margin on Futures	238,341
Swap Contracts	686,451
Forward Foreign Currency Contracts	580,498
Other	271,893

Total Assets	471,341,759

Liabilities:
Payables:
Investments Purchased	4,723,988
Fund Shares Repurchased	1,618,600
Income Distributions	637,500
Distributor and Affiliates	256,579
Investment Advisory Fee	162,373
Swap Contracts	4,905,813
Trustees’ Deferred Compensation and Retirement Plans	384,902
Accrued Expenses	394,728

Total Liabilities	13,084,483

Net Assets	$458,257,276

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,072,067,985
Accumulated Undistributed Net Investment Income	(933,214)
Net Unrealized Depreciation	(86,036,384)
Accumulated Net Realized Loss	(526,841,111)

Net Assets	$458,257,276

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $351,573,813 and 37,203,046 shares of beneficial interest issued and outstanding)	$9.45
Maximum sales charge (4.75%* of offering price)	0.47

Maximum offering price to public	$9.92

Class B Shares:
Net asset value and offering price per share (Based on net assets of $50,463,830 and 5,305,877 shares of beneficial interest issued and outstanding)	$9.51

Class C Shares:
Net asset value and offering price per share (Based on net assets of $36,220,749 and 3,864,230 shares of beneficial interest issued and outstanding)	$9.37

Class I Shares:
Net asset value and offering price per share (Based on net assets of $19,998,884 and 2,115,570 shares of beneficial interest issued and outstanding)	$9.45

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2008

Investment Income:
Interest	$41,611,761
Other	592,919

Total Income	42,204,680

Expenses:
Investment Advisory Fee	2,117,575
Distribution (12b-1) and Service Fees
Class A	981,486
Class B	646,597
Class C	368,422
Transfer Agent Fees	881,384
Accounting and Administrative Expenses	129,381
Reports to Shareholders	122,795
Professional Fees	61,430
Registration Fees	59,199
Custody	47,327
Trustees’ Fees and Related Expenses	38,412
Other	28,077

Total Expenses	5,482,085
Less Credits Earned on Cash Balances	25,372

Net Expenses	5,456,713

Net Investment Income	$36,747,967

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(1,888,230)
Futures	(6,447,273)
Foreign Currency Transactions	(923,178)
Swaps	(337,716)

Net Realized Loss	(9,596,397)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(49,253,402)

End of the Period:
Investments	(94,769,039)
Futures	(292,806)
Forward Foreign Currency Contracts	580,498
Foreign Currency Translation	(14,954)
Swaps	8,459,917

(86,036,384)

Net Unrealized Depreciation During the Period	(36,782,982)

Net Realized and Unrealized Loss	$(46,379,379)

Net Decrease in Net Assets From Operations	$(9,631,412)

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2008	August 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$36,747,967	$41,708,233
Net Realized Gain/Loss	(9,596,397)	8,037,295
Net Unrealized Depreciation During the Period	(36,782,982)	(12,154,641)

Change in Net Assets from Operations	(9,631,412)	37,590,887

Distributions from Net Investment Income:
Class A Shares	(28,945,682)	(32,205,371)
Class B Shares	(4,217,543)	(6,184,026)
Class C Shares	(2,455,754)	(2,649,680)
Class I Shares	(895,420)	(268,995)

Total Distributions	(36,514,399)	(41,308,072)

Net Change in Net Assets from Investment Activities	(46,145,811)	(3,717,185)

From Capital Transactions:
Proceeds from Shares Sold	113,813,744	119,619,493
Net Asset Value of Shares Issued Through Dividend Reinvestment	28,231,280	31,009,428
Cost of Shares Repurchased	(178,839,981)	(224,513,522)

Net Change in Net Assets from Capital Transactions	(36,794,957)	(73,884,601)

Total Decrease in Net Assets	(82,940,768)	(77,601,786)
Net Assets:
Beginning of the Period	541,198,044	618,799,830

End of the Period (Including accumulated undistributed net investment income of $(933,214) and $(2,324,482), respectively)	$458,257,276	$541,198,044

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Year Ended August 31,
Class A Shares	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$10.38	$10.47		$10.89		$10.92	$10.29

Net Investment Income	0.75 (a)	0.75	(a)	0.75	(a)	0.78	0.78
Net Realized and Unrealized Gain/Loss	(0.94)	(0.10)		(0.39)		(0.06)	0.63

Total from Investment Operations	(0.19)	0.65		0.36		0.72	1.41

Less:
Distributions from Net Investment Income	0.74	0.74		0.78		0.75	0.75
Return of Capital Distributions	-0-	-0-		-0-		-0-	0.03

Total Distributions	0.74	0.74		0.78		0.75	0.78

Net Asset Value, End of the Period	$9.45	$10.38		$10.47		$10.89	$10.92

Total Return (b)	–2.01%	6.23%		3.55%		6.89%	14.02%
Net Assets at End of the Period (In millions)	$351.6	$425.4		$457.7		$532.0	$379.5
Ratio of Expenses to Average Net Assets (c)	0.94%	0.92%		0.92%		1.06%	1.06%
Ratio of Net Investment Income to Average Net Assets	7.39%	7.05%		7.04%		7.11%	7.45%
Portfolio Turnover	39%	42%		44%		84%	88%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended August 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Year Ended August 31,
Class B Shares	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$10.44	$10.53		$10.95		$10.95	$10.32

Net Investment Income	0.68 (a)	0.68	(a)	0.66	(a)	0.75	0.69
Net Realized and Unrealized Gain/Loss	(0.95)	(0.11)		(0.39)		(0.06)	0.63

Total from Investment Operations	(0.27)	0.57		0.27		0.69	1.32

Less:
Distributions from Net Investment Income	0.66	0.66		0.69		0.69	0.66
Return of Capital Distributions	-0-	-0-		-0-		-0-	0.03

Total Distributions	0.66	0.66		0.69		0.69	0.69

Net Asset Value, End of the Period	$9.51	$10.44		$10.53		$10.95	$10.95

Total Return (b)	–2.74%	5.41%		2.75%		6.36%	12.79%
Net Assets at End of the Period (In millions)	$50.5	$77.6		$115.8		$191.0	$160.7
Ratio of Expenses to Average Net Assets (c)	1.70%	1.68%		1.68%		1.83%	1.82%
Ratio of Net Investment Income to Average Net Assets	6.63%	6.32%		6.28%		6.33%	6.70%
Portfolio Turnover	39%	42%		44%		84%	88%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended August 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Year Ended August 31,
Class C Shares	2008	2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$10.30	$10.38		$10.80		$10.83		$10.23

Net Investment Income	0.66 (a)	0.66	(a)	0.66	(a)	0.75		0.69
Net Realized and Unrealized Gain/Loss	(0.92)	(0.08)		(0.36)		(0.09)		0.60

Total from Investment Operations	(0.26)	0.58		0.30		0.66		1.29

Less:
Distributions from Net Investment Income	0.67	0.66		0.72		0.69		0.66
Return of Capital Distributions	-0-	-0-		-0-		-0-		0.03

Total Distributions	0.67	0.66		0.72		0.69		0.69

Net Asset Value, End of the Period	$9.37	$10.30		$10.38		$10.80		$10.83

Total Return (b)	–2.77%	5.59%		2.83%	(d)	6.17%	(d)	12.98%	(d)
Net Assets at End of the Period (In millions)	$36.2	$32.1		$43.6		$54.5		$41.4
Ratio of Expenses to Average Net Assets (c)	1.69%	1.68%		1.64%	(d)	1.82%	(d)	1.81%	(d)
Ratio of Net Investment Income to Average Net Assets	6.65%	6.26%		6.32%	(d)	6.34%	(d)	6.71%	(d)
Portfolio Turnover	39%	42%		44%		84%		88%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended August 31, 2007 and 2006.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

						March 23, 2005
						(Commencement of
	Year Ended August 31,					Operations) to
Class I Shares	2008	2007		2006		August 31, 2005

Net Asset Value, Beginning of the Period	$10.38	$10.47		$10.89		$10.95

Net Investment Income	0.76 (a)	0.71	(a)	0.78	(a)	0.36
Net Realized and Unrealized Loss	(0.92)	(0.04)		(0.39)		(0.06)

Total from Investment Operations	(0.16)	0.67		0.39		0.30
Less Distributions from Net Investment Income	0.77	0.76		0.81		0.36

Net Asset Value, End of the Period	$9.45	$10.38		$10.47		$10.89

Total Return (b)	–1.76%	6.49%		3.82%		2.69% *
Net Assets at End of the Period (In millions)	$20.0	$6.0		$1.7		$23.3
Ratio of Expenses to Average Net Assets (c)	0.68%	0.67%		0.63%		0.85%
Ratio of Net Investment Income to Average Net Assets	7.67%	6.72%		7.37%		6.97%
Portfolio Turnover	39%	42%		44%		84%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expense, the ratio would decrease by .01% for the years ended August 31, 2007 and 2006.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2008

1. Significant Accounting Policies
Van Kampen High Yield Fund (the “Fund”) is organized as a series of Van Kampen High Yield, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund’s primary investment objective. The fund commenced investment operations on October 2, 1978. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. On September 5, 2006, there was a 1-for-3 reverse share split for Class A Shares, Class B Shares, Class C Shares and Class I Shares.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Fixed income investments and preferred stocks are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price or the latest bid price (in the case of a foreign securities exchange) as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Swaps are valued using market quotations obtained from brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At August 31, 2008, there were no when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2008  continued

agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities are accreted and premiums are amortized over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in terms of debt instruments. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on February 29, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended August 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the fund utilized capital losses carried forward of $750,310. At August 31, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $511,096,013 which will expire according to the following schedule:

Amount	Expiration

$51,935,293	August 31, 2009
138,518,165	August 31, 2010
165,406,856	August 31, 2011
117,018,188	August 31, 2012
32,804,299	August 31, 2013
5,413,212	August 31, 2014

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited due to Internal Revenue Code Section 382.

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2008  continued

At August 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$550,348,676

Gross tax unrealized appreciation	$5,037,166
Gross tax unrealized depreciation	(101,527,634)

Net tax unrealized depreciation on investments	$(96,490,468)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
The tax character of distributions paid during the years ended August 31, 2008 and 2007 was as follows:

	2008	2007

Distributions paid from:
Ordinary income	$36,590,607	$41,566,393
Long-term capital gain	-0-	-0-

	$36,590,607	$41,566,393

Permanent differences, primarily due to the capital loss carryforward in the amount of $32,931,703 expiring in the current year and book to tax amortization differences, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$1,157,700	$30,519,569	$(31,677,269)

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,470,824
Undistributed long-term capital gain	-0-

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions, gains and losses recognized for tax purposes on open futures transactions on August 31, 2008, accumulated book/tax differences on an interest in a partnership, and post October losses of $10,540,779 which are not recognized for tax purposes until the first day of the following fiscal year.

F. Credits Earned on Cash Balances During the year ended August 31, 2008, the Fund’s custody fee was reduced by $25,372 as a result of credits earned on cash balances.

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2008  continued

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency, the amount realized between trade date and settlement date on securities transactions and the foreign currency portion of gains and losses on the sale of securities. Income and expenses are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.420%
Next $250 million	.345%
Next $250 million	.295%
Next $1 billion	.270%
Next $1 billion	.245%
Over $3 billion	.220%

For the year ended August 31, 2008, the Fund recognized expenses of approximately $4,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $50,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $462,100 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $258,500 are included in

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2008  continued

“Other” assets on the Statement of Assets and Liabilities at August 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2008, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $58,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $76,800. Sales charges do not represent expenses to the Fund.

3. Capital Transactions
For the years ended August 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2008		August 31, 2007
	Shares	Value	Shares		Value

Sales:
Class A	6,336,181	$64,396,978	8,065,381		$85,272,316
Class B	731,565	7,476,485	1,354,417		14,457,571
Class C	2,557,867	25,856,574	1,409,386		14,780,209
Class I	1,614,895	16,083,707	479,189		5,109,397

Total Sales	11,240,508	$113,813,744	11,308,373		$119,619,493

Dividend Reinvestment:
Class A	2,270,340	$22,833,586	2,301,212		$24,424,026
Class B	329,674	3,342,967	423,585		4,522,334
Class C	189,351	1,887,192	183,309		1,935,553
Class I	16,723	167,535	12,003		127,515

Total Dividend Reinvestment	2,806,088	$28,231,280	2,920,109		$31,009,428

Repurchases:
Class A	(12,391,147)	$(125,353,397)	(100,686,829	)*	$(138,653,149)
Class B	(3,193,879)	(32,472,091)	(27,361,106	)*	(57,032,500)
Class C	(2,004,379)	(20,034,624)	(11,073,294	)*	(28,095,426)
Class I	(98,345)	(979,869)	(388,939	)*	(732,447)

Total Repurchases	(17,687,750)	$(178,839,981)	(139,510,168)		$(224,513,522)

*	Includes 87,378,893, 21,991,341, 8,405,187, and 319,870 shares redeemed in 1-for-3 reverse share split for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2008, the Fund received redemption fees of approximately $36,000 which are

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2008  continued

reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $188,211,879 and $232,974,469, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments, to earn income, to facilitate portfolio management and to mitigate risks. All of the Fund’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Purchasing securities or foreign currency on a forward commitment basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities or foreign currency on a forward commitment basis involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contracts. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

B. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury securities for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2008  continued

Transactions in futures contracts for the year ended August 31, 2008 were as follows:

Contracts

Outstanding at August 31, 2007	918
Futures Opened	7,935
Futures Closed	(7,655)

Outstanding at August 31, 2008	1,198

C. Swap Contracts The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments, to the buyer in the event of an adverse credit event of the issuer. The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.
The Fund may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the periodic payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2008  continued

required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39: Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $923,400 and $26,000 for Class B and Class C Shares, respectively. These amounts may be recovered for future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of August 31, 2008 the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2008  continued

using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Van Kampen High Yield Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen High Yield Fund (the Fund), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Yield Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 21, 2008

Van Kampen High Yield Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Jerry W. Miller
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen High Yield Fund
Trustee and Officer Information

The business and affairs of each Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen High Yield Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Trustee	Trustee since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen High Yield Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen High Yield Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen High Yield Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen High Yield Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen High Yield Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex and Director of Van Kampen Investments since June 2008. President and Chief Executive Officer of Van Kampen Investments and Director, Managing Director, Chief Executive Officer and President of Van Kampen Funds, Inc. since March 2008. Central Division Director for Morgan Stanley’s Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer-Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel - U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Van Kampen High Yield Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

28, 128, 228, 628
HYIANN 10/08
IU08-05068P-Y08/08

Item 2. Code of Ethics.
(a)	The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and the general counsel’s designee set forth in Exhibit C was amended in January 2008. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
2008
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

	Registrant		Covered Entities(1)
Audit Fees	$48,500		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$3,400	(3)	$144,357	(4)
All Other Fees	$0		$694,038	(5)
Total Non-Audit Fees	$3,400		$1,138,595

Total	$51,900		$1,138,595
2007

	Registrant		Covered Entities(1)
Audit Fees	$43,700		N/A

Non-Audit Fees
Audit-Related Fees	$0		$781,800	(2)
Tax Fees	$3,100	(3)	$63,070	(4)
All Other Fees	$0		$157,910	(5)
Total Non-Audit Fees	$3,100		$1,002,780

Total	$46,800		$1,002,780
N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
•	Van Kampen Investments Inc.

•	Van Kampen Asset Management

•	Van Kampen Advisors Inc.

•	Van Kampen Funds Inc.

•	Van Kampen Investor Services Inc.

•	Morgan Stanley Investment Management Inc.

•	Morgan Stanley Trust Company

•	Morgan Stanley Investment Management Ltd.

•	Morgan Stanley Investment Management Company

•	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen High Yield Fund

By:	/s/ Jerry W. Miller
	Name:	Jerry W. Miller
	Title:	Principal Executive Officer

Date: October 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jerry W. Miller
	Name:	Jerry W. Miller
	Title:	Principal Executive Officer

Date: October 23, 2008

By:	/s/ Stuart N. Schuldt
	Name:	Stuart N. Schuldt
	Title:	Principal Financial Officer

Date: October 23, 2008